UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2019

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California		95742

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

          Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 1, 2019, Cesca Therapeutics, Inc. (the “Company”) entered into a reorganization of the business and equity ownership of its majority-owned ThermoGenesis Corp. subsidiary (“ThermoGenesis”). Pursuant to the reorganization (the “Reorganization”), the assets acquired by ThermoGenesis from SynGen Inc. in July 2017 (the “Cell Processing Business”), were contributed to a newly formed Delaware subsidiary of ThermoGenesis named CARTXpress Bio, Inc. (“CARTXpress”), and Bay City Capital’s (“BCC”) 20% interest in ThermoGenesis was exchanged for a 20% interest in CARTXpress.

As a result of the Reorganization, (i) the Company holds, through ThermoGenesis, an 80% equity interest in CARTXpress and its Cell Processing Business and (ii) the Company has become the owner of 100% of ThermoGenesis and its remaining business and assets. The purpose of the Reorganization is to allow CARTXpress to focus on the development and commercialization of the newly launched CARTXpress cellular manufacturing platform.

The terms of the Reorganization are set forth in a Reorganization and Share Exchange Agreement, dated January 1, 2019, entered into by Cesca, ThermoGenesis, CARTXpress, and BCC (the “Reorganization Agreement”). As set forth in the Reorganization Agreement:

●

ThermoGenesis, BCC, and CARTXpress entered into a Voting Agreement (the “Voting Agreement”) that establishes the size and composition of the CARTXpress board of directors (the “CARTXpress Board”). The Voting Agreement provides that, for so long as BCC continues to hold at least 5% of the CARTXpress outstanding common stock, the CARTXpress Board will be comprised of three members, two of whom are designated by the Company (who will initially be Chris Xu and Haihong Zhu), one of whom is designated by BCC (who will initially be Carl Goldfischer). The Voting Agreement also contains a “drag-along” right applicable to any sale of CARTXpress that is approved by the holders of at least 85% of the outstanding CARTXpress common stock.

●

CARTXpress, the Company, and BCC entered a Right of First refusal and Co-Sale Agreement (the “ROFR Agreement”) in which the Company and BCC agreed that, in the event that either seeks to transfer all or any portion of its common stock in CARTXpress to a non-affiliated third party, the transferring stockholder must first offer to sell such stock on the same terms to the other party. In the event that the right of first refusal is not exercised, the non-transferring party will have co-sale rights with respect to the third-party transfer. The provisions of the ROFR Agreement will terminate upon BCC and its affiliates ceasing to own at least 2% of the outstanding common stock of CARTXpress or, if earlier, upon certain public offerings or sale transactions by CARTXpress.

●

CARTXpress and BCC also entered into an Investors’ Rights Agreement (the “IRA”) granting to BCC certain piggyback and “Form S-3” registration rights in the event that CARTXpress becomes a publicly traded company at any time in the future. The IRA also grants BCC a right, with certain exceptions, to participate in future equity issuances by CARTXpress to the extent necessary to enable BCC to maintain its ownership percentage in CARTXpress, and it also grants BCC the right to receive certain financial and other information from CARTXpress. The IRA also provides that, so long at BCC owns 5% of the outstanding CARTXpress stock, CARTXpress will not enter into convertible debt transactions in an amount in excess of $5.0 million without the consent of the director appointed by BCC.

●

The stockholders of CARTXpress adopted and filed an Amended and Restated Certificate of Incorporation (the “Restated Charter”) that includes supermajority voting provisions pursuant to which the holders of at least 85% of outstanding CARTXpress common stock must approve certain types of transactions by CARTXpress. These transactions include, subject to specified exceptions and limitations, liquidating transactions, a merger by CARTXpress, sales of all or substantially all of CARTXpress assets, creation of new classes of securities with senior rights, stock redemptions, transfers of certain material assets, and increases in authorized stock in excess of 5 million shares per year.

●

The Reorganization Agreement provides that if, during the three-year period after the Reorganization, the Company sells a majority of its equity interest in ThermoGenesis or ThermoGenesis sells substantially all of its assets, then the Company will make a “ThermoGenesis Exit Payment” to BCC of 20% of the amount by which the net sale proceeds from the transaction (after transaction expenses and debt repayment) exceed $8.0 million. The agreement also provides that if the Company provides funding to support CARTXpress operating losses in 2019 or thereafter, then any loaned funds will bear an interest rate at least equal the Company’s cost of capital.

The foregoing descriptions of the Reorganization Agreement, Voting Agreement, ROFR Agreement, IRA, and Restated Charter are incomplete and are qualified by reference to the full text of such documents attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

On January 4, 2019, the Company issued a press release announcing the completion of the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
10.1

Reorganization and Share Exchange Agreement, dated January 1, 2019, among ThermoGenesis Corp., Cesca Therapeutics Inc., CARTXpress Bio, Inc., Bay City Capital Fund V. L.P. and Bay City Capital Fund V. Co-Investment Fund, L.P.

10.2	Voting Agreement, dated January 1, 2019, among CARTXpress Bio, Inc., ThermoGenesis Corp., Bay City Capital Fund V, L.P., and Bay City Capital Fund V Co-Investment Fund, L.P.

10.3	Investors’ Rights Agreement, dated January 1, 2019, among CARTXpress Bio, Inc., Bay City Capital Fund V, L.P., and Bay City Capital Fund V Co-Investment Fund, L.P.

10.4

Right of First Refusal and Co-Sale Agreement, dated January 1, 2019, among CARTXpress Bio, Inc., ThermoGenesis Corp., Bay City Capital Fund V, L.P., and Bay City Capital Fund V Co-Investment Fund, L.P.

10.5	Amended and Restated Certificate of Incorporation of CARTXpress Bio, Inc.

99.1

Press Release dated January 4, 2019, titled “Cesca Therapeutics Acquires Remaining Ownership Stake in ThermoGenesis and Forms New ThermoGenesis Subsidiary, CARTXpress Bio, Inc., to Focus on its CAR-TXpress Cellular Processing Platform”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.

Dated: January 4, 2019	/s/ Jeff Cauble
Jeff Cauble, Principal Financial and Accounting Officer

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